                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2005

                        ASSET BACKED FUNDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       333-121564              75-2533468
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
         Incorporation)                  File Number)        Identification No.)

214 North Tryon Street, Charlotte, North Carolina                   28255
    (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (704) 386-2400

                                       N/A
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a- 12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 (c). Exhibits

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          4.1 Pooling and Servicing Agreement, dated as of June 1, 2005, by and among Asset Backed Funding Corporation, Ameriquest Mortgage Company
          and Deutsche Bank National Trust Company (including exhibits).

                            Signature page to follow

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASSET BACKED FUNDING
                                             CORPORATION

                                             By: /s/ Kirk B. Meyers
                                             -----------------------------------
                                             Name: Kirk B. Meyers
                                             Title: Vice President

Date: June 21, 2005

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.   Exhibit Description                                 Electronic (E)
-----------   -------------------                                 --------------
4.1           Pooling and Servicing Agreement, dated as of June         E
              1, 2005, by and among Asset Backed Funding
              Corporation, Ameriquest Mortgage Company and
              Deutsche Bank National Trust Company (including
              exhibits).